Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jul. 31, 2026	Apr. 30, 2026	Jul. 31, 2025
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 268	$ 276	$ 203
Bifurcated embedded derivative liabilities	366	323	153
Other liabilities designated at FVTPL	$ 15	$ 32	$ 21